Business acquisitions	3 Months Ended	12 Months Ended
	Mar. 31, 2017	Dec. 31, 2016
Business Combinations [Abstract]
Business acquisitions
Business acquisitions
Acquisition of Mt. Holly aluminum smelter

In 2014, our wholly-owned subsidiary, Berkeley Aluminum Inc. (“Berkeley”, which already owned 49.7% of the Mt. Holly smelter) entered into a stock purchase agreement (the "Stock Purchase Agreement") with Alumax Inc. ("Alumax"), a wholly-owned subsidiary of Alcoa Inc. ("Alcoa"), pursuant to which Berkeley acquired all of the issued and outstanding shares of Alumax of South Carolina, Inc. ("Alumax of SC") and thereby became the owner of 100% of the Mt. Holly smelter.  Pursuant to the terms of the Stock Purchase Agreement, Berkeley acquired all of the issued and outstanding shares of capital stock of Alumax of SC for $67,500 in cash subject to a contingent earn-out payment, working capital and other similar adjustments.  We received payments from Alcoa of $12,500 in settlement of the contingent consideration in March 2016, $11,313 for economic and working capital adjustments in April 2015 and $2,400 at closing which was primarily for post-employment benefits.  The total net cash consideration paid to Alcoa after final resolution of all post-closing adjustments, including the earn-out provision, was $41,487.  Immediately following the consummation of the transaction, Berkeley merged with and into Alumax of SC with Alumax of SC surviving and changing its name to Century Aluminum of South Carolina, Inc.

Business acquisitions
Acquisition of Mt. Holly aluminum smelter
On October 23, 2014, our wholly-owned subsidiary, Berkeley Aluminum Inc. ("Berkeley") entered into a stock purchase agreement (the "Stock Purchase Agreement") with Alumax Inc. ("Alumax"), a wholly-owned subsidiary of Alcoa Inc. ("Alcoa"), pursuant to which Berkeley acquired all of the issued and outstanding shares of Alumax of South Carolina, Inc. ("Alumax of SC") and thereby acquired Alcoa’s 50.3% stake in Mt. Holly. Berkeley had previously owned 49.7% of Mt. Holly. Immediately following the consummation of the transaction on December 1, 2014, Berkeley merged with and into Alumax of SC with Alumax of SC surviving and changing its name to Century Aluminum of South Carolina, Inc. ("CASC"). Following the consummation of the transaction, CASC owned 100% of Mt. Holly. Mt. Holly, located in Goose Creek, South Carolina, employed approximately 600 people and had an annual production capacity of 231,000 tonnes of primary aluminum as of the acquisition date.
Pursuant to the terms of the Stock Purchase Agreement, Berkeley acquired all of the issued and outstanding shares of capital stock of Alumax of SC for $67,500 in cash subject to a contingent earn-out payment, working capital and other similar adjustments. The acquisition was funded with available cash on hand.
We accounted for this transaction as a step acquisition and this resulted in a non-cash pre-tax gain of $15,955 at closing. Acquisition-related costs for Mt. Holly of $1,539 were expensed to selling, general and administrative expenses in the period that they were incurred.
The following table summarizes all of the elements of purchase consideration for the transaction as of December 1, 2014.

Purchase price	$67,500
Contingent consideration	13,780
Economic, working capital and other closing adjustments	(13,513)
Total consideration	$67,767

We received payments from Alcoa of $12,500 in settlement of the contingent consideration in March 2016, $11,313 for economic and working capital adjustments in April 2015 and $2,400 at closing which was primarily for post-employment benefits.
We recognized gains on contingent consideration of $18,337 and $7,943, respectively, during the twelve months ended December 31, 2015 and December 31, 2014.
The total net cash consideration paid to Alcoa after final resolution of all post-closing adjustments, including the earn-out provision, was $41,487.